O.A.K. FINANCIAL CORPORATION

                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 27, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of O.A.K. Financial Corporation (the "Corporation"), a Michigan corporation, will be held on April 27, 2000, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, for the following purposes:

     1.   To elect three directors, each to hold office for a 3-year term.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 1, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By order of the Board of Directors,


                                          /s/ John A. Van Singel
                                          John A. Van Singel, Secretary


         Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.

Dated:  March 24, 2000

                          O.A.K. FINANCIAL CORPORATION
                             2445 84th Street, S.W.
                          Byron Center, Michigan 49315

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of O.A.K. Financial Corporation (the "Corporation"), a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, April 27, 2000, at 9:00 a.m., at the Byron Township Hall, 8085 Byron Center, S.W., Byron Center, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March 24, 2000, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 1, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of capital stock authorized which is common stock of the par value of $1.00 per share. There are presently 2,041,775 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement and for the proposals, if any, set forth in this Proxy Statement, and in accordance with th judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing or in open meeting, by submitting a proxy of a later date, or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                             ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation authorize the Board of Directors to establish the size of the Board. The Board of Directors has established the size of the Board for 2000 at eight (8) persons with the authority to increase to nine (9) persons. The Articles of Incorporation also provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered 3-year terms of office. Three people have been nominated by the Board of Directors for election to the Board to serve a three year term expiring at the 2003 Annual Meeting of Shareholders. The Board has nominated John Peterson, David Van Solkema and Gerald Williams each for a 3-year term. Mr. Peterson, Mr. Van Solkema and Mr. Williams are incumbent directors previously elected by the Corporation's shareholders.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     Except for those persons nominated by the Board of Directors, no other persons may be nominated for election at the 2000 annual meeting. The Corporation's Articles of Incorporation require at least 60 days prior written notice of any other proposed shareholder nomination and no such notice has been received.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

            VOTING SECURITIES AND BENEFICIAL OWNERSHIP OF MANAGEMENT

     At March 1, 2000, the Corporation had outstanding 2,041,775 shares of common stock, par value $1.00 per share. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 1, 2000, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     As of March 1, 2000, no person was known by management to be the beneficial owner of more than 5% of the outstanding common stock of the Company except as follows:

             Name and Address of                      Amount and Nature of                Approximate
               Beneficial Owner                       Beneficial Ownership             Percent of Class
              ------------------                     ----------------------            ----------------
           Charles Andringa                                 126,380                       6.19%
           2807 Bridgeside Drive
           Caledonia, MI 49316
           Willard and Jane Van Singel (1)                  287,821 (1)                  13.18%
           8977 Lindsey Lane, S.W.
           Byron Center, MI 49315

     (1) Willard and Jane Van Singel are husband and wife. Of the shares shown above, Mr. Van Singel has sole voting and investment power with respect to 153,372 shares (7.51%) and Mrs. Van Singel has sole voting and investment power with respect to 115,758 shares (5.67%).

     The information in the following table sets forth the beneficial ownership of the Corporation's common stock by each of the executive officers listed in the Summary Compensation Table presented later and by all directors and executive officers as a group.

                      Person                              Amount and Nature of                  Approximate
                                                          Beneficial Ownership                Percent of Class
John A. Van Singel.............................               43,656 (1)(2)                        2.13%

John Peterson .................................                1,224 (2)                            ---
All executive officers and directors as a group
      (consisting of 15 persons)...............              127,039 (2)(3)                        6.19%

     (1) Includes 8,266 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
     (2) Includes shares subject to stock options exercisable within 60 days as follows: Mr. Van Singel - 2,000; Mr. Peterson - 1,006; and all executive officers and directors as a group - 11,750.
     (3) Included for informational purposes are 20,846 shares to which officers and directors disclaim beneficial ownership.

                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than 5 years.

                               Nominee for Election as Director for Term Expiring in 2003
                                                                                 Amount and Nature
                                                                                   of Beneficial
                                                            Director of              Ownership            Approximate
                                                Age      Corporation Since           3/1/99(1)         Percent of Class
John Peterson.............................       51            1999                    1,224                  *
      Executive Vice President,
      Byron Center State Bank

David Van Solkema.........................       58            1988                    3,172                  *
     President, Jobbers Warehouse
      Service, Inc.
      (an auto parts distributor)

Gerald Williams...........................       67            1988                   11,530 (4)              *
      President, Dorr Farm Products
      (Farm equipment retailer)

                                       Directors Whose Terms Expire in 2002

Lois Smalligan............................       67            1988                   45,506 (2)            2.20%
      Vice President and Mortgage Loan
      Officer, Byron Center State Bank
John A. Van Singel........................       45            1988                   43,656 (3)            2.13%
      President, Byron Center State Bank

                                          Directors Whose Terms Expire in 2001

Norman Fifelski...........................       54            1988                    3,824                  *
      Owner, Hillcrest Foods and Fuel
Dellvan Hoezee............................       65            1991                    6,230 (5)              *
      President, Hudsonville Creamery
Robert Deppe..............................       39            1997                      884                  *
      President, Robert Deppe Building
      and Development Inc.

*Represents less than one percent

(1) This information is based upon the Corporation's records as of March 1, 2000, and information supplied by the persons listed above. The number of shares stated in this column includes shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder, including shares subject to stock options exercisable within 60 days. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned.
(2) Includes 12,056 shares owned by Ms. Smalligan's husband and 20,846 shares owned by Ms. Smalligan's children, as to which she disclaims beneficial ownership.
(3) Includes 8,266 shares owned by Mr. Van Singel's minor children and 19,482 shares owned jointly by Mr. Van Singel with his parents, Willard and Jane Van Singel.
(4)  10,030 of these shares are owned by Mr. Williams' wife.
(5) Includes 3,160 shares owned by Hudsonville Creamery & Ice Cream Co., a corporation in which Mr. Hoezee owns a one-third interest.

Director Compensation

     Directors of the Corporation and the Bank are paid an annual retainer fee of $10,000 for their service on both boards. No compensation is paid for attendance at Corporation or Bank Board or committee meetings; although discretionary bonuses were paid to each non-employee director amounting to $2,500, $8,000 and $8,000 for the years ended December 31, 1999, 1998 and 1997, respectively. During 1999, the Board of Directors of the Corporation and the Bank held a total of 24 regular meetings. Various committees of the Board held meetings as needed. Each director attended at least 75% of the total number of meetings of the Board of Directors and meetings of committees on which they served.

     In 1988, the Bank adopted a deferred compensation plan for directors that provides for benefit payments to the participant and his or her family upon retirement or death. All of the Corporation's directors, except for Messrs. Deppe and Peterson, are participants in this plan. This plan allowed for the deferral of director fees in return for the payment of certain defined benefits payable upon termination of one's service as a director of the Bank. The cost of this plan was $109,670, $109,670, and $108,856 in 1999, 1998 and 1997,
respectively. The total accrued liability of the Bank under this plan was $775,707 as of December 31, 1999. The Bank has purchased life insurance policies on the lives of the participating directors with the Bank as the owner and beneficiary. The life insurance policies will be used to fund the benefits under the plan. The cash surrender value of the policies was $1,086,253 as of December 31, 1999. As of January 1, 1997, no further deferrals of directors fees may b made under this plan.

     In 1998, the Bank adopted a new deferred compensation plan for directors. The plan permits the Board to defer the payment of fees for service on the Board. Fees which are deferred are credited to the deferred compensation accounts of the individual participating directors and invested in a manner determined by the board. The Board is authorized to direct the Bank to purchase policies of life insurance on the life of participating directors as one of the investment vehicles under the plan. If life insurance policy is purchased with respect to a participating director's life, the Bank is the owner and beneficiary of the policy. Upon a director's retirement, the cash value of the policy is paid out to the director in annual installments over a period of fifteen years. If a participating director dies before beginning to receive payments, the Bank will pay a beneficiary designated by the director a death benefit in lieu of deferred compensation in an amount equal to the greater of the amount o fees credited to the director's deferred compensation account or an amount payable each year for ten years equal to ten percent of the death benefit, if any, received by the Bank as a result of the director's death from any insurance policy purchased by the Bank on the director's life as an investment for purposes of the deferred compensation plan.

     On January 28, 1999, the Board of Directors adopted the O.A.K. Financial Corporation 1999 Directors' Stock Option Plan, which was approval by the Company's shareholders at the April 22, 1999 Annual Meeting. On February 18, 1999, stock options to purchase 500 shares were granted to each non-employee director.

     The Audit Committee, comprised of Messrs. Fifelski, Hoezee and Van Solkema, met on three occasions during 1999. Its primary duties and responsibilities include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent certified public accountants, reviewing the activities of, and coordinating matters, with the internal auditing department.


                      COMPENSATION OF EXECUTIVE OFFICERS

                  Committee Report on Executive Compensation

     Decisions on the compensation of the Corporation's executive officers are made by the Board's nonemployee directors consisting of Messrs. Deppe, Fifelski, Hoezee, Van Solkema and Williams. To ensure this Committee's independence, the Board of Directors has, from time to time, used outside consultants to assist the Committee in its deliberations. This Committee report addresses the Corporation's compensation policies and programs for the year ended December 31, 1999.

     Base Salary - Excluding consideration of other relevant factors, which may include individual performance, experience, expertise and tenure, the Board intends to maintain the base salaries of the Corporation's executive officers and senior managers within peer group levels.

     Annually, the Committee establishes a base wage for the President and Chief Executive Officer, Mr. Van Singel, and for Mr. Peterson and Ms. Smalligan. The Committee's determination is based upon compensation levels established by the Corporation's peers and evaluations by consultants.

     The base salaries of all other executive officers are established by the Corporation's President and Chief Executive Officer.

     Annual Cash Incentive - To provide performance incentives and to compensate for the reduction in base salary, the strategy provides for annual cash awards that are payable if the Corporation and the Byron Center State Bank meet or exceed annual performance objectives established by the Board of Directors.

     Long-Term Incentives - To align the interests of its executive officers and senior managers with the Corporation's shareholders, the compensation strategy includes the 1999 Stock Compensation Plan ("1999 Stock Plan") and a qualified employee stock ownership and 401(K) plan. During 1999, 9,250 incentive stock options were granted to a total of twelve executives of the Corporation. The number of shares subject to each option was based upon the position and a discretionary assessment of the performance of each grantee. The options awarded in 1999 vest after one year. The 1999 Stock Plan also allows the Corporation to issue restricted stock to officers and employees of the Corporation and its subsidiaries. However, no shares of restricted stock were awarded in 1999.

     Robert Deppe, Norman Fifelski, Dellvan Hoezee, David Van Solkema, Gerald Williams

                         EXECUTIVE COMPENSATION SUMMARY

     The following table sets forth the compensation paid by the Bank during the last three years to its Chief Executive Officer and during the past year to its Executive Vice President. There are no employees of the Corporation; all personnel are employed by the Bank. No other executive officers of the Corporation or the Bank received annual compensation in excess of $100,000 during this period.

                                             Annual Compensation                   Long-Term
                                                                                  Comensation
                                                                                   Securities
                                                                                   Underlying             All Other
    Name and Principal Position        Year         Salary         Bonus             Options           Compensation(1)
    ---------------------------        ----         ------         -----             ------            ---------------
John Van Singel, President and         1999        $170,000       $45,000             2,000                $10,356
    Chief Executive Officer            1998        $160,000       $45,000                 0                $12,906
                                       1997        $150,000       $40,000                 0                $12,906

John Peterson, Executive               1999        $ 93,000       $17,500             1,006                $10,547
    Vice President                     1998        $ 87,000       $14,000                 0               $  9,304

(1) The amount set forth in this column includes (a) Bank contributions to the Bank's Profit Sharing Plan of $10,200, $12,750, and $12,750 for Mr. Van Singel for 1999, 1998 and 1997, respectively, Bank contributions of $7,791 and $9,148 for Mr. Peterson for 1999 and 1998, and (b) the dollar value of premiums paid by the Bank for term life insurance on behalf of Mr. Van Singel and Mr. Peterson.

     The Corporation and the Bank maintain the 1999 Stock Compensation Plan and the Employee Stock Ownership Plan implemented in January 1999 as a part of the Corporation's 401(k) Profit Sharing Plan. The Bank maintains a bonus plan, whereby cash bonuses are paid to employees if the Bank exceeds certain predetermined levels of earnings established each year by the Board of Directors.

     Stock options are believed to help align the interests of employees with the interests of shareholders by promoting stock ownership by employees and by rewarding them for appreciation in the price of the Corporation's stock. Stock options outstanding during 1999 were granted under the 1999 Stock Compensation Plan.

     The following table sets forth information concerning stock options granted to and retained by the named executive officers of the Corporation during 1999. None of the named officers exercised stock options during 1999:

                                     EXECUTIVE OPTION GRANTS IN LAST FISCAL YEAR

                                           Percent of                                     Potential Realizable Value at
                                              Total                                          Assumed Annual Rates of
                           Number of         Options                                           Stock Appreciation
                            Shares         Granted to                                           for Option Term
                          Underlying        Employees
                            Options         in Fiscal     Exercise      Expiration
                            Granted           Year        Price(2)         Date           0%       5%            10%
                            -------          -------      ---------     ----------       ---       ---           ---
John A. Van Singel           2,000           21.62%      $50.00         2/17/2009        $0        $62,880       $159,374
John Peterson                1,006           10.87%      $50.00         2/17/2009         0        $31,629       $ 80,168

     The per share exercise price of each option is equal to the market value of the common stock on the date each option was granted. All outstanding options were granted for a term of ten years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. No option is exercisable until twelve months after the date of grant.

                                                  YEAR END OPTION VALUES


                                               Number of Shares Underlying                Value of Unexercised
                                                 Unexercised Options at                  In-the-Money Options at
                                                        Year end                                Year End
                 Name                           Exercisable/Unexercisable               Exercisable/Unexercisable
                 ----                           -------------------------               -------------------------
John A. Van Singel                                       2,000/0                                $10,000/0
John Peterson                                            1,006/0                                $ 5,030/0

     The per share exercise price of each option is equal to the market value of the common stock on the date each option was granted. All outstanding options were granted for a term of ten years. Options terminate, subject to certain limited exercise provisions, in the event of death, retirement, or other termination of employment. No option is exercisable until twelve months after the date of grant.


                              CERTAIN TRANSACTIONS

     Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectibility or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the MG Group Index and the NASDAQ Stock Market Index for the five year period ended December 31,1999. The MG Group Index is an index composed of 64 banks and bank holding companies located in the Midwest and published by Media General Financial Services. The following information is based on an investment of $100, on December 31, 1994, in the Corporation's common stock, the MG Group Index, and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's Common Stock, there are no market makers for such shares, and the Corporation's common stock does not trade on any stock exchange or on the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware There may have been sales at higher or lower prices of which management is not aware.




[GRAPHIC OMITTED]






                                        1994           1995           1996           1997           1998           1999
------------------------------------------------------------------------------------------------------------------------
O.A.K. Financial                        100           121.99         146.44         182.04         272.18         304.10
------------------------------------------------------------------------------------------------------------------------
MG Group Index                          100           145.56         184.46         331.92         368.24         305.58
------------------------------------------------------------------------------------------------------------------------
NASDAQ Market Index                     100           129.71         161.18         197.16         278.08         490.46
------------------------------------------------------------------------------------------------------------------------

 Source: Media General Financial Services, Richmond, Virginia

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of the Corporation for the year ended December 31, 1999 have been examined by Rehmann Robson PC, independent certified public accountants. A representative of Rehmann Robson PC will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement and be available to answer appropriate questions. Rehmann Robson PC has been reappointed by the Board of Directors as the independent public accountants of the Corporation and its subsidiaries for the year ending December 31, 2000.

                              SHAREHOLDER PROPOSALS

     No shareholder may present a proposal for consideration at the 2001 Annual Meeting of Shareholders unless notice is given not later than February 26, 2001 to the Corporation in compliance with Article XI of the Corporation's Articles of Incorporation stating the shareholder's intention to do so. Any shareholder proposal to be considered by the Corporation for inclusion in the 2001 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 23, 2000.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees o the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     The Annual Report on Form 10-K of the Corporation for 1999 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting. The Form 10-K and certain other periodic filings are filed with the Securities and Exchange Commission (the "Commission"). The Commission maintains an Internet web site that contains reports and other information regarding companies, including the Corporation, that file electronically. The Commission's web site address is http:\\www.sec.gov.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        /s/ John A. Van Singel
                                        John A. Van Singel
                                        Secretary

March 24, 2000

O.A.K. Financial Corporation                             This Proxy is solicited
2445  84th Street, S.W.                                         on behalf of the
Byron Center, Michigan 49315                                  Board of Directors


                                      PROXY

     The undersigned hereby appoints David Van Solkema and John Van Singel as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of O.A.K. Financial Corporation held of record by the undersigned on March 1, 2000, at the annual meeting of shareholders to be held April 27, 2000, and at any adjournment thereof.

1.   In the election of three director to be elected for a term expiring in 2003

     [  ] FOR the nominee listed below                  [   ] WITHHOLD AUTHORITY
                                            to vote for the nominee listed below

                John Peterson, David Van Solkema, Gerald Williams

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all nominees listed in Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



___________________________________     ________________________________________
           Signature                             Signature if held jointly


Dated: _________________________, 2000


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.